TIDAL TRUST II 485BPOS

Exhibit 99(e)(i)(40)

FORM OF FORTY-FIRST

AMENDMENT TO

ETF DISTRIBUTION AGREEMENT

This fortieth amendment (“Amendment”) to the ETF Distribution Agreement dated as of July 5, 2022 (the “Agreement”), by and between Tidal Trust II (the “Trust”) and Foreside Fund Services, LLC (“Foreside” and together with the Trust, the “Parties”) is entered into as of November 12, 2026 (the “Effective Date”).

WHEREAS, the Parties desire to amend Exhibit A of the Agreement to reflect an updated Funds list; and

WHEREAS, Section 8(b) of the Agreement requires that all amendments and modifications to the Agreement be in writing and executed by the Parties.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the meanings set forth in Agreement.

2.	Exhibit A of the Agreement is hereby deleted and replaced in its entirety by Exhibit A attached hereto.

3.	Except as expressly amended hereby, all the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein.

4.	This Amendment shall be governed by, and the provisions of this Amendment shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the Effective Date.

TIDAL TRUST II		FORESIDE FUND SERVICES, LLC

By:		By:

Name:	Eric Falkeis	Name:	Teresa Cowan

Title:	Principal Executive Officer	Title:	President

EXHIBIT A

Carbon Collective Climate Solutions U.S. Equity ETF

Carbon Collective Short Duration Green Bond ETF

YieldMax® Innovation Option Income Strategy ETF

YieldMax® KWEB Option Income Strategy ETF

YieldMax® Gold Miners Option Income Strategy ETF

YieldMax® XBI Option Income Strategy ETF

YieldMax® TLT Option Income Strategy ETF

YieldMax® AAPL Option Income Strategy ETF

YieldMax® AMZN Option Income Strategy ETF

YieldMax® BRK.B Option Income Strategy ETF

YieldMax® COIN Option Income Strategy ETF

YieldMax® META Option Income Strategy ETF

YieldMax® GOOGL Option Income Strategy ETF

YieldMax® NFLX Option Income Strategy ETF

YieldMax® NVDA Option Income Strategy ETF

YieldMax® XYZ Option Income Strategy ETF

YieldMax® TSLA Option Income Strategy ETF

YieldMax® ABNB Option Income Strategy ETF

YieldMax® AMD Option Income Strategy ETF

YieldMax® MRNA Option Income Strategy ETF

YieldMax® PYPL Option Income Strategy ETF

YieldMax® DIS Option Income Strategy ETF

YieldMax® JP Option Income Strategy ETF

YieldMax® MSFT Option Income Strategy ETF

YieldMax® XOM Option Income Strategy ETF

YieldMax® AI Option Income Strategy ETF

YieldMax® ROKU Option Income Strategy ETF

YieldMax® SNOW Option Income Strategy ETF

YieldMax® ZM Option Income Strategy ETF

YieldMax® ADBE Option Income Strategy ETF

YieldMax® NKE Option Income Strategy ETF

YieldMax® ORCL Option Income Strategy ETF

YieldMax® INTC Option Income Strategy ETF

YieldMax® BIIB Option Income Strategy ETF

YieldMax® BA Option Income Strategy ETF

YieldMax® TGT Option Income Strategy ETF

YieldMax® Universe Fund of Option Income ETFs

YieldMax® Magnificent 7 Fund of Option Income ETFs

YieldMax® Ultra Option Income Strategy ETF

YieldMax® MSTR Option Income Strategy ETF

YieldMax® Short TSLA Option Income Strategy ETF

YieldMax® Short Innovation Option Income Strategy ETF

YieldMax® Short NVDA Option Income Strategy ETF

YieldMax® Short COIN Option Income Strategy ETF

YieldMax® Short AAPL Option Income Strategy ETF

YieldMax® Short N100 Option Income Strategy ETF

YieldMax® Bitcoin Option Income Strategy ETF

YieldMax® BABA Option Income Strategy ETF

YieldMax® CVNA Option Income Strategy ETF

YieldMax® DKNG Option Income Strategy ETF

YieldMax® HOOD Option Income Strategy ETF

YieldMax® JD Option Income Strategy ETF

YieldMax® MARA Option Income Strategy ETF

YieldMax® PDD Option Income Strategy ETF

YieldMax® PLTR Option Income Strategy ETF

YieldMax® RBLX Option Income Strategy ETF

YieldMax® SHOP Option Income Strategy ETF

YieldMax® SMCI Option Income Strategy ETF

YieldMax® TSM Option Income Strategy ETF

YieldMax® Ether Option Income Strategy ETF

YieldMax® Target 12™ Semiconductor Option Income ETF

YieldMax® Target 12™ BioTech & Pharma Option Income ETF

YieldMax® Target 12™ Energy Option Income ETF

YieldMax® Target 12™ Real Estate Option Income ETF

YieldMax® Target 12™ Tech & Innovation Option Income ETF

YieldMax® Target 12™ Big 50 Option Income ETF

YieldMax® Dorsey Wright Hybrid 5 Income ETF

YieldMax® Dorsey Wright Featured 5 Income ETF

YieldMax® AI & Tech Portfolio Option Income ETF

YieldMax® Crypto Industry & Tech Portfolio Option Income ETF

YieldMax® China Portfolio Option Income ETF

YieldMax® Semiconductor Portfolio Option Income ETF

YieldMax® Biotech & Pharma Portfolio Option Income ETF

YieldMax® Ultra Short Option Income Strategy ETF

YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF

YieldMax® S&P 500 0DTE Covered Call Strategy ETF

YieldMax® R2000 0DTE Covered Call Strategy ETF

YieldMax® MSTR Short Option Income Strategy ETF

YieldMax® AMD Short Option Income Strategy ETF

YieldMax® AMZN Short Option Income Strategy ETF

YieldMax® MARA Short Option Income Strategy ETF

YieldMax® Bitcoin Short Option Income Strategy ETF

YieldMax® META Short Option Income Strategy ETF

YieldMax® SMCI Short Option Income Strategy ETF

YieldMax® AI Performance and Distribution Target 25 ETF

YieldMax® AMD Performance and Distribution Target 25 ETF

YieldMax® AMZN Performance and Distribution Target 25 ETF

YieldMax® COIN Performance and Distribution Target 25 ETF

YieldMax® MARA Performance and Distribution Target 25 ETF

YieldMax® MSTR Performance and Distribution Target 25 ETF

YieldMax® NVDA Performance and Distribution Target 25 ETF

YieldMax® PLTR Performance and Distribution Target 25 ETF

YieldMax® SMCI Performance and Distribution Target 25 ETF

YieldMax® TSLA Performance and Distribution Target 25 ETF

YieldMax® Bitcoin Performance and Distribution Target 25 ETF

YieldMax® RDDT Option Income Strategy ETF

YieldMax® GME Option Income Strategy ETF

YieldMax® AFRM Option Income Strategy ETF

YieldMax® CRWD Option Income Strategy ETF

YieldMax® UBER Option Income Strategy ETF

YieldMax® ARM Option Income Strategy ETF

YieldMax® AVGO Option Income Strategy ETF

YieldMax® HIMS Option Income Strategy ETF

YieldMax® APP Option Income Strategy ETF

YieldMax® LLY Option Income Strategy ETF

YieldMax® SPOT Option Income Strategy ETF

YieldMax® IONQ Option Income Strategy ETF

YieldMax® GLXY Option Income Strategy ETF

YieldMax® CRWV Option Income Strategy ETF

YieldMax® CRCL Option Income Strategy ETF

YieldMax® U.S. Stocks Target Double Distribution ETF

YieldMax® Hundred Club ETF

YieldMax® Top Ten ETF

YieldMax® Memory and Storage Portfolio Option Income ETF (f/k/a YieldMax® WarTech & Cyber

Defense Portfolio Option Income ETF)

YieldMax® Strategic Metals & Mining Portfolio Option Income ETF

YieldMax® Space and Satellite Portfolio Option Income ETF (f/k/a YieldMax® Digital Finance Ecosystem Portfolio Option

Income ETF)

YieldMax® RoboTech & Automation Portfolio Option Income ETF

YieldMax® [SpaceX] Option Income Strategy ETF

YieldMax® [Anthropic] Option Income Strategy ETF

YieldMax® [Databricks] Option Income Strategy ETF

YieldMax® [OpenAI] Option Income Strategy ETF

Nicholas Fixed Income Alternative ETF

Nicholas Global Equity and Income ETF

Nicholas Crypto Income ETF

Nicholas Gold Income ETF

Nicholas Silver Income ETF

Nicholas Nuclear Income ETF

Nicholas Defense and Rare Earth Income ETF

Nicholas Bitcoin Tail ETF

Nicholas Bitcoin and Treasuries AfterDark ETF

XFUNDS Memory Income ETF

XFUNDS 1-3 Month BOX ETF

XFUNDSTM Large Cap Income ETF

XFUNDSTM Growth Income ETF

XFUNDSTM Value Income ETF

XFUNDSTM Technology Income ETF

Pinnacle Focused Opportunities ETF

Return Stacked® Bonds & Managed Futures ETF

Return Stacked® Global Stocks & Bonds ETF

Return Stacked® U.S. Stocks & Managed Futures ETF

Return Stacked® Bonds & Futures Yield ETF

Return Stacked® U.S. Stocks & Futures Yield ETF

Return Stacked® Bonds & Merger Arbitrage ETF

Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

DGA Core Plus Absolute Return ETF

Tactical Advantage ETF

Roundhill Generative AI & Technology ETF

Blueprint Chesapeake Multi-Asset Trend ETF

Grizzle Growth ETF

Defiance Nasdaq 100 Target 30 Weekly Distribution ETF

Defiance S&P 500 Target 30 Weekly Distribution ETF

Defiance R2000 Target 30 Weekly Distribution ETF

Defiance Treasury Alternative Yield ETF

Defiance MANGOS ETF (f/k/a Defiance Developed Markets Enhanced

Options Income ETF)

Defiance Emerging Markets Enhanced Options Income ETF

Defiance Nasdaq 100 Income Target ETF

Defiance S&P 500 Income Target ETF

Defiance R2000 Income Target ETF

Defiance Gold Enhanced Options Income ETF

Defiance Silver Enhanced Options Income ETF

Defiance Oil Enhanced Options Income ETF

Defiance Treasury Enhanced Options Income ETF

Defiance Daily Target 2X Long LLY ETF

Defiance Daily Target 2X Long MSTR ETF

Defiance Daily Target 2X Long NVO ETF

Defiance Daily Target 2X Long AVGO ETF

Defiance Daily Target 2X Long SMCI ETF

Defiance Daily Target 2X Long RIOT ETF

Defiance Daily Target 2X Long Copper ETF

Defiance Daily Target 2X China Magnificent Seven ETF (f/k/a Defiance Daily Target 2X Long China Dragons ETF)

Defiance Daily Target 2X Long Solar ETF Defiance

Daily Target 2X Short MSTR ETF

Defiance Large Cap ex-Mag 7 ETF Defiance

Daily Target 2X Long SOFI ETF Defiance

Daily Target 2X Long AMAT ETF Defiance

Daily Target 2X Long ORCL ETF Defiance

Daily Target 2X Long FSLR ETF

Defiance 2X Daily Target MANGOS ETF (f/k/a Defiance Hot Sauce Daily 3X Strategy ETF)

Defiance AI & Power Infrastructure ETF

Defiance Leveraged Long MSTR ETF

Defiance Leveraged Long + Income MSTR ETF

Defiance Daily Target 2X Long HIMS ETF

Defiance Daily Target 2X Long IONQ ETF

Defiance Daily Target 2X Long RKLB ETF

Defiance Daily Target 2X Long HOOD ETF

Defiance Daily Target 2X Long VST ETF

Defiance Daily Target 2X Long PENN ETF

Defiance Daily Target 2X Long SOUN ETF

Defiance Daily Target 2X Long MRVL ETF

Defiance Daily Target 2X Long RGTI ETF

Defiance Daily Target 2X Short RIOT ETF

Defiance Daily Target 2X Short SMCI ETF

Defiance Daily Target 2X Long DJT ETF

Defiance Daily Target 2X Long RDDT ETF

Defiance Nasdaq 100 LightningSpread™ Income ETF

Defiance S&P 500 LightningSpread™ Income ETF

Defiance Russell 2000 LightningSpread™ Income ETF

Defiance Daily Target 2X Short CVNA ETF

Defiance Daily Target 2X Short IONQ ETF

Defiance Daily Target 2X Short PLTR ETF

Defiance Daily Target 2X Short RKLB ETF

Defiance Daily Target 2X Long ARM ETF

Defiance Daily Target 2X Long UBER ETF

Defiance Daily Target 2X Long ANET ETF

Defiance Daily Target 2x Long OKLO ETF

Defiance Daily Target 2x Long QBTS ETF

Defiance Daily Target 2x Short RGTI ETF

Defiance Daily Target 2x Short QBTS ETF

Defiance Nasdaq 100 Double Short Hedged ETF

Defiance 2X Daily Long Pure Quantum ETF

Defiance AI Magnificent 10 ETF (f/k/a Defiance MAGA Seven ETF)

Defiance Vol Carry Hedged ETF

Defiance Enhanced Short Vol ETF

Defiance Leveraged Long + Income AAPL ETF

Defiance Leveraged Long + Income AMZN ETF

Defiance Leveraged Long + Income BRK.B ETF

Defiance Leveraged Long + Income COIN ETF

Defiance Leveraged Long + Income GOOGL ETF

Defiance Leveraged Long + Income META ETF

Defiance Leveraged Long + Income NFLX ETF

Defiance Leveraged Long + Income NVDA ETF

Defiance Leveraged Long + Income TSLA ETF

Defiance Leveraged Long + Income Magnificent Seven ETF

Defiance Leveraged Long + Income Nasdaq 100 ETF

Defiance Leveraged Long + Income S&P 500 ETF

Defiance Leveraged Long + Income Bitcoin ETF

Defiance Leveraged Long + Income CRCL ETF

Defiance Leveraged Long + Income CRWV ETF

Defiance Leveraged Long + Income GLXY ETF

Defiance Daily Target 2X Long AEO ETF

Defiance Daily Target 2X Long ALAB ETF

Defiance Daily Target 2X Long APLD ETF

Defiance Daily Target 2X Long AVAV ETF

Defiance Daily Target 2X Long BLSH ETF

Defiance Daily Target 2X Long DASH ETF

Defiance Daily Target 2X Long ET ETF

Defiance Daily Target 2X Long FIG ETF

Defiance Daily Target 2X Long IREN ETF

Defiance Daily Target 2X Long JOBY ETF

Defiance Daily Target 2X Long KTOS ETF

Defiance Daily Target 2X Long MRNA ETF

Defiance Daily Target 2X Long NBIS ETF

Defiance Daily Target 2X Long NVTS ETF

Defiance Daily Target 2X Long OSCR ETF

Defiance Daily Target 2X Long PONY ETF

Defiance Daily Target 2X Long QS ETF

Defiance Daily Target 2X Long RBRK ETF

Defiance Daily Target 2X Long RCAT ETF

Defiance U.S. Dividend Equity Paid Weekly ETF

Defiance Leveraged Long BEAM ETF

Defiance Leveraged Long SBET ETF

Defiance Leveraged Long OPEN ETF

Defiance Leveraged Long EOSE ETF

Defiance Leveraged Long DOCN ETF

Defiance Leveraged Long HTZ ETF

Defiance Leveraged Long NEGG ETF

Defiance Leveraged Long NMAX ETF

Defiance Leveraged Long RUM ETF

Defiance Leveraged Long + Income BMNR ETF

Defiance Leveraged Long + Income SOFI ETF

Defiance Leveraged Long + Income SOL

Defiance Leveraged Long + Income XRP

Defiance Daily Target 2X Long CHWY ETF

Defiance Daily Target 2X Long CAVA ETF

Defiance Daily Target 2X Long ELF ETF

Defiance Daily Target 2X Long WYNN ETF

Defiance Daily Target 2X Long BMNR ETF

Defiance Daily Target 2X Long ESLT ETF

Defiance Daily Target 2X Long AA ETF

Defiance Daily Target 2X Long CAE ETF

Defiance Daily Target 2X Long CSCO ETF

Defiance Daily Target 2X Long EBAY ETF

Defiance Daily Target 2X Long EXEL ETF

Defiance Daily Target 2X Long IBKR ETF

Defiance Daily Target 2X Long KLAC ETF

Defiance Daily Target 2X Long MPWR ETF

Defiance Daily Target 2X Long PFE ETF

Defiance Daily Target 2X Long SE ETF

Defiance Daily Target 2X Long ERIC ETF

Defiance Daily Target 2X Long UPS ETF

Defiance QTUM Options Income ETF

Defiance Daily Target 2X Short BNMR ETF

Defiance Daily Target 2X Short CRCL ETF

Defiance Daily Target 2X Short AMD ETF

Defiance Daily Target 2X Short APP ETF

Defiance Daily Target 2X Short ASTS ETF

Defiance Daily Target 2X Short AVGO ETF

Defiance Daily Target 2X Short BBAI ETF

Defiance Daily Target 2X Short HIMS ETF

Defiance Daily Target 2X Short INTC ETF

Defiance Daily Target 2X Short MRVL ETF

Defiance Daily Target 2X Short MU ETF

Defiance Daily Target 2X Short NVO ETF

Defiance Daily Target 2X Short OSCR ETF

Defiance Daily Target 2X Short SBET ETF

Defiance Daily Target 2X Short TSM ETF

Defiance Daily Target 2X Short UNH ETF

Defiance Daily Target 2x Long LUNR ETF

Defiance Daily Target 2x Long KEEL ETF

Defiance Daily Target 2x Long CLS ETF

Defiance Daily Target 2x Long JMIA ETF

Defiance Daily Target 2x Long HPQ ETF

Defiance Daily Target 2x Long ONDS ETF

Defiance Daily Target 2x Long PGY ETF

Defiance Daily Target 2x Long PL ETF

Defiance Daily Target 2X Short JOBY ETF

Defiance Daily Target 2X Short NVTS ETF

Defiance Daily Target 2X Short NBIS ETF

Defiance Daily Target 2X Short CLSK ETF

Defiance Daily Target 2X Short APLD ETF

Defiance Daily Target 2X Short CRWV ETF

Defiance Daily Target 2X Short UPST ETF

Defiance Daily Target 2X Short SMR ETF

Defiance Daily Target 2X Short BITF ETF

Defiance Daily Target 2X Short SNOW ETF

Defiance Daily Target 2X Short IREN ETF

Defiance Daily Target 2X Short OPEN ETF

Defiance Daily Target 2X Short BE ETF

Defiance Daily Target 2X Short ORCL ETF

Defiance Daily Target 2X Short ARM ETF

Defiance Daily Target 2x Long BE ETF

Defiance Daily Target 2x Long BTQ ETF

Defiance Daily Target 2x Long JBLU ETF

Defiance Daily Target 2x Long BIIB ETF

Defiance Daily Target 2x Long OXY ETF

Defiance Daily Target 2x Long WING ETF

Defiance Daily Target 2x Long VRTX ETF

Defiance Daily Target 2x Long ZIM ETF

Defiance Daily Target 2x Long RMBS ETF

Defiance Daily Target 2x Long NOK ETF

Defiance Daily Target 2X Long ETHM ETF

Defiance Daily Target 2X Long WLTH ETF

Defiance Long Quantum ETF

Defiance 2x Daily Short Pure Quantum Computing Index ETF

Defiance Daily Target 2x Long CLF ETF

Defiance Daily Target 2x Long PLUG ETF

Defiance Daily Target 2x Long UUUU ETF

Defiance Daily Target 2x Long CCJ ETF

Defiance Daily Target 2x Long DNN ETF

Defiance Daily Target 2x Long HL ETF

Defiance Daily Target 2x Long NDAQ ETF

Defiance Daily Target 2x Long PAAS ETF

Defiance Daily Target 2x Long PATH ETF

Defiance Daily Target 2x Long POET ETF

Defiance Daily Target 2x Long COMM ETF

Defiance Daily Target 2x Long AMKR ET

Defiance Daily Target 2x Short RKT ETF

Defiance AdvMicrDev LightningSpread Income ETF

Defiance AAPL LightningSpread Income ETF

Defiance Blkstne LightningSpread Income ETF

Defiance CRCL LightningSpread Income ETF

Defiance COIN LightningSpread Income ETF

Defiance FcBk LightningSpread Income ETF

Defiance MSTR LightningSpread Income ETF

Defiance NVDA LightningSpread Income ETF

Defiance ORCL LightningSpread Income ETF

Defiance PLTR LightningSpread Income ETF

Defiance TSLA LightningSpread Income ETF

Defiance Bitcoin LightningSpread Income ETF

Defiance Ethereum LightningSpread Income ETF

Defiance Gold LightningSpread Income ETF

Defiance Gold Miners LightningSpread Income ETF

Defiance Silver LightningSpread Income ETF

Defiance Solana LightningSpread Income ETF

Defiance XRP LightningSpread Income ETF

Defiance Daily Target 2x Long AMTM ETF

Defiance Space Data Center Leaders ETF

Defiance Pure Space Daily 2X Strategy ETF

Defiance Daily Target 2X Long ABTC ETF

Defiance Daily Target 2X Long GCT ETF

Defiance Daily Target 2X Long LUMN ETF

Defiance Daily Target 2X Long MDLN ETF

Defiance Daily Target 2X Long PINS ETF

Defiance Daily Target 2X Long ROKU ETF

Defiance Daily Target 2X Long SATS ETF

Defiance Daily Target 2X Long SNDL ETF

Defiance Daily Target 2X Long TLRY ETF

Defiance Daily Target 2X Long WBD ETF

Defiance Daily Target 2X Long XOVR ETF

Defiance Daily Target 2X Long Discord ETF

Defiance Daily Target 2X Long ASTS ETF

Defiance Daily Target 2X Long BKSY ETF

Defiance Daily Target 2X Long COHR ETF

Defiance Daily Target 2X Long ENVX ETF

Defiance Daily Target 2X Long FRSH ETF

Defiance Daily Target 2X Long GSAT ETF

Defiance Daily Target 2X Long JD ETF

Defiance Daily Target 2X Long LEU ETF

Defiance Daily Target 2X Long OUST ETF

Defiance Daily Target 2X Long RDW ETF

Defiance Daily Target 2X Long RVMD ETF

Defiance Daily Target 2X Long STX ETF

Defiance Daily Target 2X Long VSAT ETF

Defiance Daily Target 2x Long RYAAY ETF

Defiance Daily Target 2x Long UMAC ETF

Defiance Daily Target 2x Long WYFI ETF

Defiance Daily Target 2x Long ABAT ETF

Defiance Daily Target 2x Long PRME ETF

Defiance Daily Target 2x Long KULR ETF

Defiance Daily Target 2x Long SPCE ETF

Defiance Daily Target 2x Long ALMU ETF

Defiance Daily Target 2x Long FJET ETF

Defiance Daily Target 2x Long RYCEY ETF

Defiance Daily Target 2X Long SSNLF ETF

Defiance Daily Target 2X Long HXSCL ETF

Defiance Daily Target 2X Long KRKNF ETF

Defiance Daily Target 2x Long KOPN ETF

Defiance Daily Target 2x Long LTRX ETF

Defiance Daily Target 2x Long OSS ETF

Defiance Daily Target 2x Long VELO ETF

Defiance Daily Target 2x Long REKR ETF

Defiance Daily Target 2x Long YALL ETF

Defiance Daily Target 2x Long AMPX ETF

Defiance Daily Target 2x Long BEAT ETF

Defiance Daily Target 2x Long YSS ETF

Defiance Pure AI Daily 2X Strategy ETF

Defiance Daily Target 2X Long CRSR ETF

Defiance Daily Target 2X Long FSLY ETF

Defiance Daily Target 2X Long INFQ ETF

Defiance Daily Target 2X Long PI ETF

Defiance Daily Target 2X Long RPID ETF

Defiance Daily Target 2X Long AAOI ETF

Defiance KSM TipRanks Analyst ETF

Defiance Nasdaq 100 Autocallable Income ETF

Defiance Bitcoin Autocallable Income ETF

Defiance Gold Autocallable Income ETF

Defiance Silver Autocallable Income ETF

Defiance Daily Target 2X Long VAVX ETF

Defiance Daily Target 2X Long SIL

Defiance Daily Target 2X Long SILJ ETFs

Defiance Daily Target 2X Long [SpaceX] ETF

Defiance Daily Target 2x Short [SpaceX] ETF

Defiance 2X Daily Short Pure Space Index ETF

Defiance 2X Daily Short Taiwan ETF

Defiance Daily Target 2X Long [Anduril]

Defiance Daily Target 2X Long [Anthropic] ETFs

Defiance Daily Target 2X Long [Cohere] ETF

Defiance Daily Target 2X Long [X-Energy] ETF

Defiance Daily Target 2X Long DRAM ETF

Defiance Daily Target 2X Long FLNC ETF

Defiance Daily Target 2X Long KRMN ETF

Defiance Daily Target 2X Long MTSI ETF

Defiance Daily Target 2X Long OpenAI ETF

Defiance Daily Target 2X Long PURR ETF

Defiance Daily Target 2X Long SIVEF ETF

Defiance Daily Target 2X Short [Anduril] ETF

Defiance Daily Target 2X Short [Anthropic] ETF

Defiance Daily Target 2X Short [Cohere] ETF

Defiance Daily Target 2X Short Discord ETF

Defiance Daily Target 2X Short Long OpenAI ETF

Defiance Daily Target 2x Long [Cerebras] ETF

Defiance Daily Target 2x Short [Cerebras] ETF

Defiance Daily Target 2X Long [Kraken] ETF

Defiance Daily Target 2X Short [Kraken] ETF

Defiance Daily Target 2X Long [Databricks] ETF

Defiance Daily Target 2X Short [Databricks] ETF

Defiance Daily Target 2X Long LWLG ETF

Defiance Daily Target 2X Long [Stripe] ETF

Defiance Daily Target 2X Short [Stripe] ETF

Defiance Daily 2X Long Brazil ETF

Defiance Daily 2X Long Israel ETF

Defiance Daily 2X Long South Korea ETF

Defiance Daily 2X Long Taiwan ETF

Defiance Daily Target 2X Long [Toss] ETF

Defiance Daily Target 2X Short [Toss] ETF

Defiance Daily Target 2X Long MRAM ETF

Defiance Daily Target 2X Long GFS ETF

Defiance Daily Target 2X Long IPGP ETF

Defiance Daily Target 2X Long UMC ETF

Defiance Daily Target 2X Long TRT ETF

Defiance AI Capacitors & MLCC ETF (f/k/a Defiance AI Capacitors Leaders ETF)

CoreValues Alpha Greater China Growth ETF

CoreValues America First Technology ETF

Hilton Small-MidCap Opportunity ETF

Hilton BDC Corporate Bond ETF

Quantify Absolute Income ETF

Quantify 2X Daily All Cap Crypto ETF

Quantify 2X Daily AltAlt Season Crypto ETF

STKD Bitcoin & Gold ETF

STKd 100% COIN & 100% NVDA ETF

STKd 100% NVDA & 100% MSTR ETF

STKd 100% COIN & 100% HOOD ETF

STKd 100% NVDA & 100% AMD ETF

STKd 100% TSLA & 100% MSTR ETF

STKd 100% TSLA & 100% NVDA ETF

STKd 100% META & 100% AMZN ETF

IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF

IncomeSTKd 1x US Stocks & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF

IncomeSTKd 1x Treasury & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF

IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF

IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF

IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF

Return Stacked® International Stock & Managed Futures ETF

Even Herd Long Short ETF

Peerless Option Income Wheel ETF

Clockwise U.S. Core Equity ETF

Cambria Chesapeake Pure Trend ETF

LevMax™ Bitcoin [Monthly 3x1] ETF

LevMax™ COIN [Monthly 3x1] ETF

LevMax™ MSTR [Monthly 3x1] ETF

LevMax™ NVDA [Monthly 3x1] ETF

LevMax™ PLTR [Monthly 3x1] ETF

LevMax™ TSLA [Monthly 3x1] ETF

LevMax™ AMZN [Monthly 3x1] ETF

LevMax™ BRK.B [Monthly 3x1] ETF

LevMax™ MSFT [Monthly 3x1] ETF

LevMax™ HOOD [Monthly 3x1] ETF

LevMax™ RDDT [Monthly 3x1] ETF

LevMax™ SMCI [Monthly 3x1] ETF

Chesapeake Trend-Following Fixed Income ETF

Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF

Portfolio Building Block 1X Inverse US Growth Daily Target ETF

Fitz-Gerald Must Have Portfolio® ETF

Fitz-Gerald Must Have Portfolio® and Options Overlay ETF

YieldMax ASTS Option Income Strategy ETF

YieldMax RKLB Option Income Strategy ETF

YieldMax MU Option Income Strategy ETF

YieldMax SNDK Option Income Strategy ETF

YieldMax Quantum Portfolio Option Income ETF

YieldMax SK Hynix Option Income Strategy ETF

Defiance Daily Target 2X Long Sivers Semiconductors ETF

Defiance Daily Target 2X Long QNT ETF

Defiance Daily Target 2X Long Kraken Robotics ETF

IncomeQ Nasdaq-100 Premium Income ETF (PENDING BOARD APPROVAL 11/3/2026)

IncomeQ Semiconductor Premium Income ETF (PENDING BOARD APPROVAL 11/3/2026)

Fitz-Gerald Must Have Dividend Portfolio ETF (PENDING BOARD APPROVAL 11/3/2026)

Carbon Collective Long Horizon Core Equity ETF